UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701
(Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMI-ANNUAL REPORT 6·30·08

 Table of Contents

Letter to Shareholders	1
Expense Example	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	17

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

Dear Fellow Shareholder,

In 1971 the Osmonds hit number one on the pop charts singing “One bad apple don’t spoil the whole bunch girl…”  While that may be the case, from an investment standpoint one good pick can boost the performance of the whole portfolio. From our perspective that one good pick was Sociedad Quimica y Minera de Chile (NYSE: SQM), which was up more than 160% through the end of June 2008. Who says that boring companies can’t show promise (SQM is a fertilizer company)?

In our last letter, we wrote that we expected the first half of 2008 to be difficult and volatile. It certainly has been that, with the Dow Jones Industrial Average crossing briefly into official bear market territory (a decline of 20% from the market top). Lately, what we have been wrestling with has been our expectation that the second half of the year would show a nice rally. For reasons we will go into later in this letter, our outlook for the balance of this year has been evolving.

Market Overview

The year started ugly and got uglier, culminating with a big downward slide on March 17, following news that Bear Stearns was purchased by JPMorgan Chase. The deal was orchestrated by the Federal Reserve at a price significantly below Bear Stearns’ market value. In April’s issue of The Messenger, a bi-monthly publication of Stewart Capital Advisors, LLC, our advisor wrote that investors would be able to look back at that day as the turning point for the Financials sector and the market as a whole. This forecast appeared to be valid, until the broad equity markets began to slip toward the end of May. The downward momentum continued through the end of the second quarter. With May being the high point of the year, it looks like the old trading adage, “Sell in May and go away,” is going to be right on the mark.

Some of the most intriguing investment opportunities were not in the equity markets, but in the bond markets, in particular municipal bonds. Muni bond yields rose dramatically above treasury rates as the largest municipal bond insurers (AMBAC, MBIA, and FGIC) faced capital problems, and investors assumed that the bonds they insured now carried considerably higher risks.

While we believe the take-under of Bear Stearns marked the low point for the Financial Services sector, the name of the game this year continues to be oil – namely, how high oil prices will climb and the effect they have on a growing segment of the economy. In fact, significantly higher oil prices aided the fear that the inflation monster was creeping out from under the bed. This led to the futures market abruptly switching from expecting more rate cuts to expecting rate hikes by year-end.

Mid-cap stocks held up relatively well as the S&P 400 was the best performing index for the first half of the year, even though it was down -3.90%, and leadership has been quite narrow. In fact, only two sectors showed positive returns through the first half of the year (Energy up 39.4% and Materials up 8.5%)(1).  Mid-cap stocks actually crossed into positive territory in early May. Larger company, smaller company, and even international stocks have not fared nearly as well, posting nearly double-digit or more than double-digit declines through the first half of the year.

(1) Source: standardandpoors.com

Fund Performance

For the six-month period ended June 30, 2008, the Stewart Capital Mid Cap Fund returned -3.45% as compared to its benchmarks, the S&P MidCap 400® Index’s -3.90% decline and the Russell Midcap® Value Index’s -8.58% loss.

As indicated in our annual letter, we increased the Energy exposure in the Fund. Our Energy sector composition includes businesses related to the movement of energy, in addition to the market’s traditional sector classification, which includes services, exploration and production, and refining and marketing. A perfect example is Kirby Corporation (NYSE: KEX), which is traditionally thought of as a transportation company because it is in the tank barge business. However, we include them in the Energy sector because they primarily transport crude oil and refined product along the gulf coast and along the Mississippi River. When looked at in that manner, our Energy exposure is actually larger than it would seem.

Our Energy stocks underperformed early in the year, but began to rebound as we entered the second quarter. Transport companies, within this sector, especially struggled. In particular, Kirby suffered due to the flooding along the Mississippi River, as there was a perception that lower barge traffic would affect their business. The company, however, indicated that they expect minimal impact and have affirmed their earnings guidance for the quarter.

Materials provided the major bright spot thanks to SQM’s more than 100% increase and newcomer to the portfolio FMC Corporation’s (NYSE: FMC) more than 20% return (it was added in early May). Another relative newcomer to the Fund’s portfolio (though not a materials company), Marvel Entertainment (NYSE: MVL), also saw a return of more than 20% largely on the strength of its first two self-produced movies – Iron Man and The Incredible Hulk.

Our significant underweighting in Financials helped performance (the Fund ended the quarter with 4.6% of its assets in Financial stocks as compared to the S&P Midcap 400 which had 14.71%). However, the two remaining names, Federated Investors (NYSE: FII) and Mercury General (NYSE: MCY), were not immune to the downward pressure all Financial stocks have felt this year.

Our exposure in Consumer Discretionary stocks – in particular, consumer services hampered performance. As household budgets tightened and consumer confidence continued to fall, we significantly reduced our exposure in this area, however, our biggest regret was that we chose to hold onto some of the companies longer than hindsight would have warranted. Such is the benefit of hindsight.

Strategy Overview

Over the past six months, the one thing we have found intriguing about this market is that it has very little tolerance for a disappointment or the potential for disappointment. The advantage of this kind of market is that it provides business perspective investors, like us, with significantly more opportunities. On the other hand, it is also significantly more dangerous.

One area we mine for potential gems is the 52-week low list. This list is now as long as we have seen it for years, and it is not limited to Financials. We are seeing a significant number of very high quality companies selling at prices they haven’t seen in five years, and at earnings multiples well below the low end of their historic price-to-earnings ratio range. Upon diligent review of these companies, we expect that the number of holdings in the Fund may well exceed 40 names by year-end. The caveat… we are not as comfortable with the sentiment or direction of the market. As such, we will probably add stocks at smaller allocations than is normal (for us anyway).

One sector that we do not expect to increase substantially (if at all) would be Financials. While we do believe that the worst is behind us, we also believe the recovery period will be significant and do not know when the associated fallout will end. The only thing we feel certain about is that shareholders (particularly in banks) will see their ownership diluted as considerably more capital will need to get raised.

Over the long-term, a company’s stock price tends to reflect its true business value. While psychology can (and does) occasionally act to drive stock prices wildly out of touch with their underlying value, those who pay less (sometimes significantly less) than a company’s intrinsic value for their ownership stake can be richly rewarded. Because we take the time to understand what a company is worth, we are confident with the stocks we currently hold and are excited about the number of opportunities being presented to us on a daily basis.

We would like to thank you for your continued support. As always, we will continue to strive to meet your investment needs and look forward to a long and fruitful relationship. We welcome your questions or comments, and encourage you to contact us at 877.420.4440 or at stewartcapital@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

June 30, 2008

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks.  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.  The stocks are members of the Russell 1000 Value Index.  You cannot invest directly in an index.

Expense Example For the six months ended June 30, 2008 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (load) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
	Beginning account value 1/1/08	Ending account value 6/30/08	Expenses paid during period 1/1/08-6/30/08(1)
Actual	$1,000.00	$965.50	$7.33
Hypothetical (5% return before expenses)	1,000.00	1,017.54	7.53

(1)	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 0.4973 (to reflect the one-half year period).

Schedule of Investments June 30, 2008 (Unaudited)

COMMON STOCKS 90.5%
	Shares	Value
Capital Goods 9.1%
Cummins, Inc.	6,513	$426,732
McDermott International, Inc.*	4,519	279,681
Oshkosh Corp.	9,316	192,748
		899,161
Consumer Durables & Apparel 3.4%
Polaris Industries, Inc.	8,232	332,408
		332,408
Consumer Services 5.8%
International Speedway Corp.	8,393	327,579
Matthews International Corp.	5,498	248,839
		576,418
Diversified Financials 1.0%
Federated Investors, Inc.	2,835	97,581
		97,581
Energy 14.9%
CARBO Ceramics, Inc.	5,928	345,899
Enerplus Resources Fund	7,571	350,083
General Maritime Corp.	14,508	376,918
Helix Energy Solutions Group, Inc.*	7,622	317,380
Teekay Shipping Corp.	1,993	90,044
		1,480,324
Food & Staples Retailing 2.7%
Weis Markets, Inc.	8,197	266,157
		266,157
Food Beverage & Tobacco 2.9%
J. M. Smucker Company (The)	7,164	291,145
		291,145
Health Care Equipment & Services 3.3%
C.R. Bard, Inc.	3,717	326,910
		326,910

COMMON STOCKS (CONTINUED)
	Shares	Value
Household & Personal Products 2.9%
Nu Skin Enterprises, Inc.	19,113	$285,166
		285,166
Insurance 3.6%
Mercury General Corp.	7,610	355,539
		355,539
Materials 10.9%
FMC Corp.	4,627	358,315
Sociedad Quimica y Minera de Chile SA (American Depository Receipt)	9,004	419,586
Southern Copper Corp.	2,836	302,403
		1,080,304
Media 4.1%
Marvel Entertainment, Inc.*	12,524	402,521
		402,521
Pharmaceuticals, Biotechnology 4.2%
Barr Pharmaceuticals, Inc.*	7,100	320,068
Endo Pharmaceuticals Holdings, Inc.*	3,853	93,204
		413,272
Software & Services 3.1%
Micros Systems, Inc.*	10,152	309,534
		309,534
Technology Hardware & Equipment 7.6%
Seagate Technology	18,053	345,354
Western Digital Corp.*	11,789	407,074
		752,428
Transportation 3.1%
Kirby Corp.*	6,338	304,224
		304,224
Utilities 7.9%
Nicor, Inc.	10,106	430,414
Oneok, Inc.	7,238	353,432
		783,846

COMMON STOCKS (CONTINUED)
	Shares	Value
Total Common Stocks (Cost $8,784,410)		$8,956,938

Limited Partnership Interests 2.8%
Consumer Services 2.8%
Cedar Fair LP	14,839	278,825
Total Limited Partnership Interests (Cost $393,609)		278,825

Short Term Investment 6.9%
Federated Prime Obligations, 2.19%	681,534	681,534
Total Short Term Investment (Cost $681,534)		681,534
Total Investments 100.2% (Cost $9,859,553)		9,917,297
Liabilities less Other Assets (0.2)%		(20,503)
Net Assets 100.0%		$9,896,794

* Non-income producing
See notes to the Financial Statements

SECTOR BREAKDOWN  June 30, 2008

Statement of Assets and Liabilities Period ended 6/30/08 (Unaudited)

Assets:
Investments at value (cost $9,859,553)	$9,917,297
Dividends and interest receivable	6,318
Due from Advisor	28,134
Prepaid expenses	6,611
Total Assets	9,958,360
Liabilities:
Accrued audit fees	20,877
Accrued administration expense	15,396
Accrued shareholder servicing fees	11,327
Accrued 12b-1 fees	4,532
Accrued custodian expense	4,903
Accrued printing expense	2,783
Other payables	1,748
Total Liabilities	61,566
Net Assets	$9,896,794
Net Assets Consist of:
Capital stock	$10,905,782
Undistributed net investment income	38,738
Accumulated undistributed net realized losses	(1,105,470)
Net unrealized appreciation on investments	57,744
Total Net Assets	$9,896,794
The Pricing of Shares:
Net asset value and price per share ($9,896,794 divided by 1,040,606 shares outstanding at $.001 par, unlimited shares authorized)	$9.51
Offering price per share	$9.93	(1)

See notes to financial statements
(1) Computation of offering price per share 100/95.75 of net asset value

Statement of Operations Period ended 6/30/08 (Unaudited)

Investment Income:
Dividend income	$113,581 (1)
Interest income	7,680
121,261
Expenses:
Administration and accounting fees	93,410
Legal fees	36,960
Investment advisory fees	34,359
Shareholder servicing fees	24,374
Federal and state registration fees	23,024
Audit fees	16,599
12b-1 fee expense	12,271
Directors’ fees and expenses	11,934
Custody fees	10,074
Reports to shareholders	9,898
Insurance expense	7,657
Miscellaneous costs	3,447
Total expenses before reimbursements	284,007
Expense reimbursements (See Note 4)	(210,382)
Net expenses	73,625
Net Investment Income	47,636
Realized and Unrealized Gain:
Net realized loss on investments	(672,422)
Change in unrealized appreciation on investments	268,906
Net realized & unrealized loss on investments	(403,516)
Net Decrease in Net Assets Resulting From Operations	$(355,880)

(1) Net of $3,322 in foreign withholding taxes See notes to financial statements

Statements of Changes in Net Assets

Operations:	Period ended 6/30/2008 (Unaudited)	Year ended 12/31/2007
Net investment income	$47,636	$108,147
Net realized loss on investments	(672,422)	(433,048)
Change in unrealized appreciation (depreciation) on investments	268,906	(203,824)
Net decrease in net assets resulting from operations	(355,880)	(528,725)
Capital Share Transactions:
Proceeds from shares sold	762,306	11,295,907
Proceeds from reinvestment of distributions	7,930	10,300
	770,236	11,306,207
Payments for shares redeemed	(617,349)	(564,190)
Net increase	152,887	10,742,017
Distributions Paid From:
Net investment income	(88,953)	(124,552)
Total distributions	(88,953)	(124,552)
Total Increase (Decrease) in Net Assets:	(291,946)	10,088,740
Net Assets:
Beginning of period	10,188,740	100,000
End of period (including undistributed net investment income of $38,738)	$9,896,794	$10,188,740

Transactions in Shares:
Shares sold	79,314	1,068,284
Issued in reinvestment of distributions	841	994
Shares redeemed	(64,114)	(54,713)
Net increase	16,041	1,014,565

See notes to financial statements

Financial Highlights

	Period ended 6/30/2008 (Unaudited)	Year ended 12/31/2007
For a Fund share outstanding throughout the period
Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment income	0.05	0.20
Net realized and unrealized loss on investments	(0.39)	(0.05)
Total from investment operations	(0.34)	0.15
Less distributions:
From net investment income	(0.09)	(0.21)
Total distributions	(0.09)	(0.21)
Net asset value, end of period	$9.51	$9.94
Total Return	(3.45)%	1.46%
Supplemental data and ratios:
Net assets, end of period (000s)	$9,897	$10,189
Ratio of net expenses to average net assets	1.50%	1.50%
Ratio of expenses before waivers to average net assets	5.78%	7.82%
Ratio of net investment income to average net assets	0.97%	1.41%
Ratio of net investment income before waivers to average net assets	(3.31)%	(4.91)%
Portfolio turnover rate	42.14%	65.37%

See notes to financial statements

Notes to Financial Statements June 30, 2008 (Unaudited)

1. Organization

The Stewart Capital Mutual Fund (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”).  Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.  The Fund commenced investment operations at the close of business December 29, 2006.  Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements.  Actual results may differ from such estimates.

INVESTMENT VALUATION • Securities listed on the U.S. stock exchanges or the NASDAQ ® Stock Market are valued at the last sale price on such market, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Securities that are traded in the over-the-counter market are valued at their current bid price.  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The Fund adopted SFAS No. 157 during the fiscal year 2008.  Under SFAS No. 157, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels and described below:

Notes to Financial Statements June 30, 2008 (Unaudited) (continued)

•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of 06/30/08:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$9,917,297	—
Level 2 – Other Significant Observable Inputs	0	—
Level 3 – Significant Unobservable Inputs	0	—
Total	$9,917,297	—

*
Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

FEDERAL INCOME TAXES • It is the Fund’s policy to meet the requirements of Subchapter M of  the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains each year to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

Notes to Financial Statements June 30, 2008 (Unaudited) (continued)

In June 2006, the Financial Accounting Standards Board (“FASB”)  issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (“FIN 48”) an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, would have a more than 50 percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  The Fund adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by statute of limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal, Delaware and Pennsylvania.  As of June 30, 2008, open Federal tax years include tax years ended December 31, 2006 and December 31, 2007.  The Fund has no examinations in progress and none are expected at this time.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in the future tax returns.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME • Securities transactions are accounted for on a trade date basis.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

DISTRIBUTIONS TO SHAREHOLDERS • Dividends from net investment income are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements June 30, 2008 (Unaudited) (continued)

3. Investment Transactions

Purchases and sales of securities for the Fund, excluding short-term investments, for the period ended June 30, 2008 were $4,228,852 and $3,917,557, respectively.

4. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser.  The Adviser has contractually agreed to limit the annual operating expenses of  the Fund to 1.50% through December 31, 2008, subject to later reimbursement by the Fund in certain circumstances set forth in the Fund’s expense limitation agreement (“the Expense Limitation Agreement”).  The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the period ended June 30, 2008, the Adviser waived investment advisory fees for the Fund of $34,359 and did not recoup any expenses.  At June 30, 2008, $404,406 is subject to recoupment through December 31, 2010, and an additional $210,387 through June 30, 2011, to the extent the Expense Limitation Agreement is still in effect.  In addition, under the Expense Limitation Agreement, the Adviser is entitled to recoup from the Fund certain expenses associated with the organization of the Trust until all such expenses have been reimbursed, provided the Fund’s expenses, including the recouped waived or reimbursed amounts mentioned above, plus any recouped organizational expenses, do not exceed the stated expense limitations.  As of June 30, 2008, $343,637 in organizational expenses are subject to recoupment under the Expense Limitation Agreement.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders.  Under the Plan, the Fund’s shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class.  During the period ended June 30, 2008, the Fund incurred distribution expenses of $12,271.

Notes to Financial Statements June 30, 2008 (Unaudited) (continued)

5. Federal Income Tax Information

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of December 31, 2007, the Fund had $159,305 of post-October capital losses which are deferred until January 1, 2008 for tax purposes.

As of December 31, 2007, the Fund had a capital loss carryover of $228,889, which expires on December 31, 2015.

At June 30, 2008, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of investments	$9,878,018
Gross unrealized appreciation	$970,793
Gross unrealized (depreciation)	(931,514)
Net appreciation/(depreciation) on investments	$39,279

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$54,058
Undistributed long-term capital gains	—
Tax accumulated earnings	54,058
Accumulated capital and other losses	(388,194)
Unrealized depreciation on investments	(230,019)
Total accumulated earnings (deficit)	$(564,155)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Distributions paid from:	12/31/2007
Ordinary Income	$124,552
Long term capital gains	—
Total distributions	$124,552

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-877-420-4440 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2008, will be available without charge, upon request, by calling 1.877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual
Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 28, 2008

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
August 28, 2008